UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


                                 Date of Report
                        (Date of earliest event reported)
                                  May 30, 2006


                            THE COMMERCE GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


  Massachusetts                     001-13672                       04-2599931
  -------------                     ---------                       ----------
 (State or other                 (Commission File                 (IRS Employer
  jurisdiction                       Number)                     Identification
of incorporation)                                                      No.)



211 Main Street, Webster, Massachusetts                                01570
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code: (508) 943-9000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The Commerce Group, Inc.
Form 8-K
June 5, 2006


Section 5. Corporate Governance and Management

     Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

     On May 30, 2006, the Company's Board of Directors unanimously approved amendments to the Company's bylaws effective as of such date. These amendments provide for the use of uncertificated shares of capital stock upon resolution of the Directors. Such uncertificated shares will be accounted for within the Company's books and records and each shareholder will receive an initial written transaction statement indicating their uncertificated share holdings. The fact that shareholders may hold uncertificated shares of capital stock does not change their rights and obligations with respect to such class and series of shares.

     A complete copy of the bylaws as amended is attached as Exhibit 3.2 to this Form 8-K.


Section 9. Financial Statements and Exhibits

     Item 9.01 Financial Statements and Exhibits

     (d)  Exhibits


Exhibit 3.2  Bylaws, as amended, effective May 30, 2006.




                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          THE COMMERCE GROUP, INC.
                                          June 5, 2006



                                          /s/ Randall V. Becker
                                          ---------------------
                                          Randall V. Becker
                                          Senior Vice President, Chief Financial
                                          Officer and Treasurer